EXHIBIT 10.23

AMENDMENT NO. 9

to

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 9 (“Amendment”) is entered into as of November 16, 2004 by and among New School, Inc., as Seller (“Seller”), School Specialty, Inc., as Servicer (“SSI”), Falcon Asset Securitization Corporation (“Falcon”), the Financial Institutions party hereto, and JPMorgan Chase Bank, National Association (successor by merger to Bank One, N.A. (Main Office Chicago), as agent (the “Agent”).

PRELIMINARY STATEMENT

A. Seller, SSI, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

B. Seller, SSI, Falcon, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

(a) The phrase “, its obligation to pay Falcon its Acquisition Amounts” is deleted from the first sentence of Section 12.2 of the Purchase Agreement.

(b) The following new Section 12.3 is added to the Purchase Agreement immediately following Section 12.2 of the Purchase Agreement:

“Section 12. 3. Terminating Financial Institutions.

(a) Each Financial Institution hereby agrees to deliver written notice to the Agent not more than 30 Business Days and not less than 5 Business Days prior to the Liquidity Termination Date indicating whether such Financial Institution intends to renew its Commitment hereunder. If any Financial Institution fails to deliver such notice on or prior to the date that is 5 Business Days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder, a “Non-Renewing Financial Institution”). The Agent shall promptly notify Falcon and Seller of each Non-Renewing Financial Institution and Falcon, in its sole discretion, may (A) to the extent of Commitment Availability, declare that such Non-Renewing Financial Institution’s Commitment shall, to such extent, automatically terminate on a date specified by Falcon on or before the Liquidity Termination Date or (B) upon one (1) Business Day’s notice to such Non-Renewing Financial Institution assign to such Non-Renewing Financial Institution on a date specified by Falcon its Pro Rata Share of the aggregate Purchaser Interests then held by Falcon, subject to, and in accordance with, the Liquidity Agreement. In addition, Falcon may, in its sole discretion, at any time (x) to the extent of Commitment Availability, declare that any Affected Financial Institution’s Commitment shall automatically terminate on a date specified by Falcon or (y) assign to any Affected Financial Institution on a date specified by Falcon its Pro Rata Share of the aggregate Purchaser Interests then held by Falcon, subject to, and in accordance with, the Liquidity Agreement (each Affected Financial Institution or each Non-Renewing Financial Institution is hereinafter referred to as a “Terminating Financial Institution”). The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this Section 12.3 and the order of priority of any such termination or assignment among Terminating Financial Institutions shall be made by Falcon in its sole and absolute discretion.

(b) Upon any assignment to a Terminating Financial Institution as provided in this Section 12.3, any remaining Commitment of such Terminating Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a “Financial Institution” hereunder; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.

(c) Article XIII of the Purchase Agreement is deleted in its entirety.

(d) Each of the references to “Article XIII” in Section 4.1 of, and in the definition of “Broken Funding Costs” in Exhibit I to, the Purchase Agreement are replaced by a reference to “the Liquidity Agreement”.

(e) Each of the references to “Section 13.1” in Sections 6.2, 12.1 & 14.13 of the Purchase Agreement is replaced by a reference to “the Liquidity Agreement”.

(f) Each of the references to “Section 13.6” in Section 2.2 of the Purchase Agreement and in the definitions of “Commitment”, “Non-Renewing Financial Institution” and “Terminating Financial Institution” in Exhibit I to the Purchase Agreement is replaced by a reference to “Section 12.3”.

(g) The phrase “(except pursuant to Sections 13.1 or 13.5)” in Section 14.1(b) of the Purchase Agreement is replaced by the following phrase: “(except pursuant to the Liquidity Agreement or Section 12.3)”.

(h) The definitions of “Acquisition Amount”, “Adjusted Funded Amount”, “Adjusted Liquidity Price”, “Approved Unconditional Liquidity Provider”, “Defaulting Financial Institution”, “Falcon Residual”, “Falcon Transfer Price”, “Falcon Transfer Price Deficit”, “Falcon Transfer Price Reduction”, “Non-Defaulting Financial Institution”, “Reduction Percentage” and “Unconditional Liquidity Provider” in Exhibit I to the Purchase Agreement are deleted in their entirety.

(i) The following definition of “Liquidity Agreement” is added to Exhibit I to the Purchase Agreement:

“Liquidity Agreement” means the agreement entered into by Falcon with the Financial Institutions in connection herewith for the purpose of providing liquidity with respect to the Capital funded by Falcon under this Agreement.

(j) The definition of “Liquidity Termination Date” in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

“Liquidity Termination Date” means November 15, 2005.

(k) The definition of “Pro Rata Share” in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

“Pro Rata Share” means, for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder, adjusted as necessary to give effect to the application of the terms of the Liquidity Agreement or Section 12.3.

(l) The reference to “Section 10.02(a)” in Section 10.2(b) of the Purchase Agreement is replaced by a reference to “Section 10.2(a)”.

SECTION 2. Condition Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

3.1 Upon the effectiveness of this Amendment, each of Seller and SSI hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2 Each of Seller and SSI hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

SECTION 4. Reference to and Effect on the Purchase Agreement.

4.1 Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

4.2 Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Falcon, the Financial Institutions or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

NEW SCHOOL, INC., as Seller

By:	/s/ Mary M. Kabacinski
Name:	Mary M. Kabacinski
Title:	Treasurer

SCHOOL SPECIALTY, INC., as Servicer

By:	/s/ Mary M. Kabacinski
Name:	Mary M. Kabacinski
Title:	EVP / CFO

FALCON ASSET SECURITIZATION CORPORATION

By:	/s/ Ronald J. Atkins
Name:	Ronald J. Atkins
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, N.A. (Main Office Chicago), as a Financial Institution and as Agent

By:	/s/ Ronald J. Atkins
Name:	Ronald J. Atkins
Title:

Signature Page to

Amendment No. 9